EXHIBIT 10.46

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions.

MENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES 1 3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
P00022	See Block 16C		

6. ISSUED BY CODE ASPR/SNS	7. ADMINISTERED BY *(If other than Item 6)* CODE ASPR/SNS
ASPR/SNS ASPR/SNS 2945 FLOWERS ROAD ATLANTA, GA 30341	US DEPT OF HEALTH & HUMAN SERVICES ASPR/SNS 2945 FLOWERS ROAD ATLANTA, GA 30341

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)*	(x)	
EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303 Attn: DIANA EMERGENT BIODEFENSE OPERATIONS LANS 3500 N MARTIN LUTHER KING JR BLVD LANSING MI 489062933		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED *(SEE ITEM 11)*
	x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSD200201792634C
CODE 330303 FACILITY CODE		10B. DATED *(SEE ITEM 13)* 12/08/2016

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)* Net Increase: $[**]
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR. 52.217-7, Option for Increased Quantity-Separately Price Line Item
☐	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*
Tax ID Number: [**]
DUNS Number: [**]
This modification is issued to:
1. Order an increase quantity of [**] doses of Bio Thrax [**] product at unit price of $[**] per dose for a total costs of $[**].
2. Accordingly total contract value is hereby increased from $[**] by $[**] to a revised contract total of $[**]
Period of Performance: 01/19/2017 to 09/30/2021
Change Item 1 to read as follows(amount shown is

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*.	16A. NAME AND TITLE OF CONTRACTING OFFICER (*Type or print*) ANNETTE R. WRIGHT

15B. CONTRACTOR/OFFEROR /s/ (Signature of person authorized to sign) 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA (Signature of Contracting Officer) 16C. DATE SIGNED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF	
	HHSD200201792634C/P000022	2	3

NAME OF OFFEROR OR CONTRACTOR

EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303

ITEM No. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	the obligated amount):				
1	Reconstruct Item [**]				[**]
	Delivery Location Code: HHS/OS/ASPR HHS/OS/ASPR 200 C St SW WASHINGTON DC 20201 US Amount: $[**] Accounting Info: 2018.199SNS1.25308.00000000.00 Appr. Yr.: 2018 CAN: 199SNS1 Object Class: 25308 Funded: $[**] FOB: Destination				
	Change Item 4 to read as follows(amount shown is the obligated amount):				
4	ASPR-20-00467 AVA Purchase 2018 Modification request to add funding to purchase AVA SNS funds Emergent Contract 200-2017-92634 CLIN 0004 Deliver to Contractor's Facility on [**] Obligated Amount: [**]	[**]	EA	[**]	[**]
	Delivery: [**] After Award Delivery Location Code: ASPR/BARDA01 ASPR/BARDA01 200 C St SW Washington DC 20201 US Accounting Info: 2020.199SN20.26088 Appr. Yr.: 2020 CAN: 199SN20 Object Class: 26088 Funded: [**]				
	FOB: Origin Appr.Yr.: 2019 CAN: 199SN20, Object Class Code:26088				
	[**] upon date of delivery: [**] at a unit price of $[**].				
	Delivery Address: Contractor's Facility				
	Delivery is estimated to occur by NLT [**] Continued …				
	Period of Performance: October 1, 2019-September 30, 2020

Vendor agrees to maintain this product up to [**] after delivery and acceptance at no charge to the Government. Title to product and risk of loss transfer to USG at point of delivery, contractor's facility Obligation: $[**] Requisition Number: OS252017